Exhibit 10.2

SMART FOR LIFE, INC.

10575 NW 37th Terrace

Doral, FL 33178

June 8, 2022

Ceautamed Worldwide, LLC

1289 Clint Moore Road

Boca Raton, FL 33487

Attention: Stuart A. Benson

Dear Stuart:

Reference is hereby made to that certain Securities Purchase Agreement, dated as of March 14, 2022 (the “Purchase Agreement”), by and among Smart for Life, Inc. (“Buyer”), Ceautamed Worldwide, LLC (the “Company”), RMB Industries, Inc. (“RMB”), RTB Childrens Trust (“RTB”) and D&D Hayes, LLC (“D&D” and together with RMB and RTB, the “Sellers”). The Buyer, the Company and the Sellers are collectively referred to herein as, the “Parties”. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Purchase Agreement.

The Parties hereby agree as follows:

(i)	All of the conditions precedent to the Buyer’s obligation to consummate the Acquisition (the “Conditions”) other than those that must occur at closing have been satisfied by the Company and the Sellers. Accordingly, the Parties are targeting June 30, 2022, but desire to set a Closing Date for the Acquisition of no later than July 29, 2022. Furthermore, the Buyer has agreed to pay One Million Dollars ($1,000,000) of the Cash Portion (the “Early Closing Payment”) to the Company on or prior to June 9, 2022 in acknowledgment of the satisfaction of the Conditions.

(ii)	The Early Closing Payment is non-refundable and may be used in whatever manner the Company so elects. Neither the Company, the Sellers nor any of their respective Affiliates shall have any obligation to repay the Early Closing Payment; however, if the Closing occurs, the Early Closing Payment shall be credited towards the Cash Portion.

This letter agreement will be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to its conflict of laws principles. This letter agreement, together with the Purchase Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral and written agreements and understandings. This letter agreement may be executed in one or more counterparts, each of which shall constitute an original, and together they shall be one and the same instrument. Receipt by telecopy or electronic mail of any executed signature page to this letter agreement shall constitute effective deliver of such signature page.

Sincerely,

SMART FOR LIFE, INC.

By:	/s/ Alfonso J. Cervantes
	Name:	Alfonso J. Cervantes
	Title:	Executive Chairman

Acknowledged and Agreed to by:

CEAUTAMED WORLDWIDE, LLC

By:	/s/ Stuart A. Benson
	Name:	Stuart A. Benson
	Title:	Authorized Person

RMB INDUSTRIES, INC.

By:	/s/ Ryan M. Benson
	Name:	Ryan M. Benson
	Title:	President

RTB CHILDRENS TRUST

By:	/s/ Ryan M. Benson
	Name:	Ryan M. Benson
	Title:	Trustee

D&D HAYES, LLC

By:	/s/ Donald L. Hayes
	Name:	Donald L. Hayes
	Title:	President